UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2007

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19406 (Commission File Number)	36-2675536 (IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois (Address of Principal Executive Offices)		60061 (Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 19, 2007, the Compensation Committee of the Board of Directors of Zebra Technologies Corporation (the “Company”) amended the Zebra Technologies Corporation 2005 Executive Deferred Compensation Plan (the “Plan”). The Plan was amended: (a) to extend participation in the Plan to consultants and non-employee directors of the Company; and (b) to permit the Company to specify additional discretionary amounts to be credited to participants’ accounts under the Plan.

The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the text of such amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	First Amendment to the Zebra Technologies Corporation 2005 Executive Deferred Compensation Plan dated as of March 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: April 23, 2007	By:	/s/ Edward L. Kaplan
Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	First Amendment to the Zebra Technologies Corporation 2005 Executive Deferred Compensation Plan dated as of March 19, 2007